UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31
Date of reporting period: October 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

SMASh Series EC Fund

            ANNUAL REPORT

OCTOBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

SMASh Series EC Fund

Annual Report • October 31, 2007

Letter from the Chairman

Dear Shareholder,

We are pleased to provide the annual report for SMASh Series EC Fund for the period ended October 31, 2007.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

November 30, 2007

SMASh Series EC Fund	I

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Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June 2007, two- and 10-year Treasuries were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

          After their June peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasuries, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October 2007, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

Performance Review

From its inception date on December 27, 2006 to October 31, 2007, SMASh Series EC Fund returned 0.43%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexvi, returned 4.64% over the same period.

          The Fund invests in securities through an underlying mutual fund, SMASh Series EC Portfolio. Shares of the Fund may be purchased only by or on behalf of separately managed account clients. The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investment returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the Fund is managed within the context of the separately managed account, and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Your Financial Professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

SMASh Series EC Fund 2007 Annual Report	1

Performance Snapshot as of October 31, 2007 (unaudited)

	6 Months	Since Fund Inception*

SMASh Series EC Fund	-1.62%	0.43%

Lehman Brothers U.S. Aggregate Index	2.68%	4.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted for the deduction of taxes that a shareholder would pay on Fund distributions.

Investors should understand that the Fund is managed within the context of a separately managed account, and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager.

The 30-Day SEC Yield for the period ending October 31, 2007 was 6.93%. Absent current expense reimbursement agreement with the Fund, the 30-Day SEC Yield would have been 5.72%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

* Inception date was December 27, 2006.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 7, 2007, the gross total operating expenses for the Fund was 0.35%. As a result of an expense reimbursement agreement the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.00%.

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on February 28, 2010, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, taxes and extraordinary expenses. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q.	What were the most significant factors affecting Fund performance?

A. High yield spreads were stable for most of the year until the summer’s financial crisis. Financial companies started to write down subprime-related losses, home building companies were feeling pressure of poor new home sales, and the market reacted to the possibility of company defaults. International bonds generally underperformed their U.S. counterparts.

Q.	Were there any significant changes to the Fund during the reporting period?

A.	There were no significant changes to the Fund during the reporting period.

2	SMASh Series EC Fund 2007 Annual Report

          Thank you for your investment in SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s portfolio. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on the Fund’s performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

SMASh Series EC Fund 2007 Annual Report	3

Portfolio at a Glance (unaudited)

SMASh Series EC Portfolio

The Fund invests all of its investable assets in SMASh Series EC Portfolio, the investment breakdown of which is shown below.

Investment Breakdown

  As a Percent of Total Investments

October 31, 2007

Telecommunication Services

Sovereign Bonds

Consumer Discretionary

Utilities

Financials

.

27.4%

15.1%

.

13.6%

8.1%

  6.8%

5.9%

1.5%

0.3%

0.0%

18.0%

Energy

Materials

Health Care

Industrials

Consumer Staples

Purchased Options

Short-Term Investments

1.8%

1.5%

0.0%

10.0%

20.0%

30.0%

4	SMASh Series EC Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on May 1, 2007 and held for the period ended October 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)(3)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(3)(4)

SMASh Series EC Fund	(1.62)%	$1,000.00	$983.80	0.00%	$0.00

(1)	For the six months ended October 31, 2007.

(2)

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

(3)

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

(4)

Expenses (net of expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SMASh Series EC Fund 2007 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)(3)

SMASh Series EC Fund	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

(1)	For the six months ended October 31, 2007.

(2)

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

(3)

Expenses (net of expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	SMASh Series EC Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in the SMASh Series EC Fund vs. Lehman Brothers U.S. Aggregate Index† (December 2006 – October 2007)

†

Hypothetical illustration of $10,000 invested in the Fund on December 27, 2006 (inception date), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

SMASh Series EC Fund 2007 Annual Report	7

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investment in SMASh Series EC Portfolio, at value	$13,287,184
Receivable for Fund shares sold	216,040
Prepaid expenses	20,021

Total Assets	13,523,245

LIABILITIES:
Trustees’ fees payable	8
Accrued expenses	36,368

Total Liabilities	36,376

Total Net Assets	$13,486,869

NET ASSETS:
Par value (Note 3)	$14
Paid-in capital in excess of par value	13,280,831
Undistributed net investment income	59,897
Accumulated net realized gain on investments	74,309
Net unrealized appreciation on investments	71,818

Total Net Assets	$13,486,869

Shares Outstanding	1,399,464

Net Asset Value	$9.64

See Notes to Financial Statements.

8	SMASh Series EC Fund 2007 Annual Report

Statement of Operations (For the period ended October 31, 2007†)

INVESTMENT INCOME:
Income from SMASh Series EC Portfolio	$175,181

EXPENSES:
Shareholder reports	38,304
Legal fees	27,327
Audit and tax	22,500
Registration fees	12,832
Transfer agent fees	10,001
Insurance	51
Trustees’ fees	44
Miscellaneous expenses	4,558

Total Expenses	115,617
Less: Expense reimbursements (Note 2)	(115,617)

Net Investment Income	175,181

REALIZED AND UNREALIZED GAIN (LOSS) FROM
SMASh SERIES EC PORTFOLIO

Net Realized Gain From SMASh Series EC Portfolio	85,570
Change in Net Unrealized Appreciation/Depreciation From SMASh Series EC Portfolio	71,818

Net Gain on Investments From SMASh Series EC Portfolio	157,388

Increase in Net Assets From Operations	$332,569

†	For the period December 27, 2006 (inception date) to October 31, 2007.

See Notes to Financial Statements.

SMASh Series EC Fund 2007 Annual Report	9

Statement of Changes in Net Assets (For the period ended October 31, 2007†)

OPERATIONS:
Net investment income	$175,181
Net realized gain	85,570
Change in net unrealized appreciation/depreciation	71,818

Increase in Net Assets From Operations	332,569

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(126,545)

Decrease in Net Assets From Distributions to Shareholders	(126,545)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	13,391,946
Cost of shares repurchased	(111,101)

Increase in Net Assets From Fund Share Transactions	13,280,845

Increase in Net Assets	13,486,869
NET ASSETS:
Beginning of period	—

End of period*	$13,486,869

*Includes undistributed net investment income of:	$59,897

†	For the period December 27, 2006 (inception date) to October 31, 2007.

See Notes to Financial Statements.

10	SMASh Series EC Fund 2007 Annual Report

Financial Highlights
For a share of beneficial interest outstanding throughout the period ended October 31, unless otherwise noted:

	2007(1)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) From Operations:
Net investment income	0.43
Net realized and unrealized loss	(0.39)

Total Income From Operations	0.04

Less Distributions From:
Net investment income	(0.40)

Total Distributions	(0.40)

Net Asset Value, End of Period	$9.64

Total Return(2)	0.43%

Net Assets, End of Period (000s)	$13,487

Ratios to Average Net Assets:
Gross expenses(3)(4)	5.51	%(5)
Net expenses(6)(7)	—	(5)
Net investment income	6.65	(5)

(1)	For the period December 27, 2006 (inception date) to October 31, 2007.

(2)

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3)	Includes the Fund’s shares of SMASh Series EC Portfolio’s allocated expenses.

(4)	Gross expenses do not include management fees paid to manager and subadviser. Management fees are paid directly or indirectly by the separate managed account sponsor.

(5)	Annualized.

(6)	Reflects expense reimbursements.

(7)

The Fund’s manager has entered into an expense reimbursement agreement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, taxes and extraordinary expenses.

See Notes to Financial Statements.

SMASh Series EC Fund 2007 Annual Report	11

Notes to Financial Statements

1.        Organization and Significant Accounting Policies

SMASh Series EC Fund (the “Fund”) is a separate non-diversified series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate non-diversified investment fund of CitiFunds Institutional Trust, a Massachusetts business trust, registered under the 1940 Act. The Fund invests all of its investable assets in SMASh Series EC Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          Shares of the Fund may be purchased only by or on the behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each such affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

          The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (80.4% at October 31, 2007) in the net assets of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, based on its investment in the Portfolio.

          (c) Method of Allocation. All the net investment income and net realized and unrealized gain and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable

12	SMASh Series EC Fund 2007 Annual Report

Notes to Financial Statements (continued)

to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain

(a)	$11,261	$(11,261)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the credit default swaps and differences between book and tax amortization of premium on fixed income securities.

2.        Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s and the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          The manager and subadvisers do not charge management fees to the Fund and the Portfolio. However, the Fund is an integral part of a separately managed account program, and the Fund’s manager and subadivser will be compensated directly or indirectly by separately managed account program sponsors. If the management fee was charged to the Portfolio a fee of 0.078% of the Fund’s daily average net assets could have been imputed. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

          LMPFA has entered into an expense reimbursement agreement with the Fund which expires on February 28, 2010, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expense. During the period ended October 31, 2007, the Fund was reimbursed for expenses amounting to $115,617.

          Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS is a wholly-owned broker-dealer of Legg Mason.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.        Shares of Beneficial Interest

At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

SMASh Series EC Fund 2007 Annual Report	13

Notes to Financial Statements (continued)

          Transactions in shares of the Fund were as follows:

Period Ended October 31, 2007

Shares sold	1,411,182
Shares repurchased	(11,718)

Net Increase	1,399,464

4.        Income Tax Information and Distributions to Shareholders

          Subsequent to the period ended, the Fund has made the following distributions:

	Record Date	Payable Date

Net Investment Income	11/14/07	11/15/07	$0.039382
Net Investment Income	12/17/07	12/18/07	$0.089263
Long-Term Capital Gains	12/12/07	12/13/07	$0.008358
Short-Term Capital Gains	12/12/07	12/13/07	$0.034841

          The tax character of distributions paid during the period ended October 31, 2007 was as follows:

2007

Distributions Paid From:
Ordinary Income	$126,545

          As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$127,035
Undistributed long-term capital gains-net	12,251

Total Undistributed Earnings	$139,286

Unrealized appreciation/(depreciation)(a)	66,738

Total Accumulated Earnings/(Losses)-Net	$206,024

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5.        Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management Inc. (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary

14	SMASh Series EC Fund 2007 Annual Report

Notes to Financial Statements (continued)

funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date

SMASh Series EC Fund 2007 Annual Report	15

Notes to Financial Statements (continued)

of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

6.        Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

16	SMASh Series EC Fund 2007 Annual Report

Notes to Financial Statements (continued)

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

7.        Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was December 27, 2006 (inception date). At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. The adoption of FIN 48 did not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

SMASh Series EC Fund 2007 Annual Report	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of SMASh Series EC Fund, a series of Legg Mason Partners Institutional Trust as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 27, 2006 (inception date) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMASh Series EC Fund as of October 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2007

18	SMASh Series EC Fund 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on November 13, 2006, the Board of the Fund’s predecessor fund (the “Predecessor Fund”), including a majority of the Board Members who were not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a management agreement (the “Management Agreement”) between the Fund and the Manager. The Board, including a majority of the Independent Board Members, also approved a subadvisory agreement between the Manager and Western Asset Management Company (“Western Asset”) for the Fund and a subadvisory agreement between Western Asset and Western Asset Management Limited Company (“Western Asset Limited,” and, together with Western Asset, the “Subadvisers”) (the “Sub-advisory Agreements”). In approving the Management Agreement and Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors below.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the Management Agreement and by the Subadvisers under the Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Board Members of the Predecessor Fund or other funds managed by the Manager and the Subadvisers, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities, organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the Management Agreement and the Subadvisory Agreements were acceptable.

          The Board Members noted that the Predecessor Fund would be organized in December 2006, would be funded initially with seed money from Legg Mason, and the Fund had not commenced full operations. The Board Members therefore did not give consideration to performance history.

          The Board Members gave substantial consideration to the fact that none of the Manager or either Subadviser receives a fee for its advisory services directly from the Fund and that the Manager is contractually committed to reimburse all of the Fund’s ordinary operating expenses. The Board Members noted that all shareholders other than seed money investors would be participants in separately managed account programs that include the Fund as an investment option and would pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice and portfolio execution, some of which

SMASh Series EC Fund	19

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

will be paid by the program sponsor to the manager or subadviser directly or indirectly. The Board noted further that when a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing those assets, including assets that may be invested in the Fund, except that, in certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s managed account.

          The Board Members noted that the Manager and the Subadvisers have not yet realized profits in respect of their relationships with the Predecessor Fund since the Predecessor Fund had not commenced full operations. The Board noted that, as described above, the Manager and the Subadvisers expect that their affiliates will benefit from relationships with sponsors of the separately managed account programs that include the Fund as an investment option.

          The Board Members noted that they expect to receive profitability information on an annual basis.

          The Board also noted other benefits the Manager and Subadvisers would receive in connection with the Management Agreement and the Subadvisory Agreements, including their ability to “leverage” the services of investment professionals that manage other funds and the possibility of earning float income on sales orders and redemption amounts. The Board, including the Independent Trustees, concluded that these potential benefits were consistent with those available to other mutual fund sponsors.

          In light of all of the foregoing, the Board, including all of the Independent Board Members, approved the Management Agreement and the Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the Management Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

          At a meeting held in person on February 6, 2007, the Fund’s Board considered the Management Agreement and Subadvisory Agreements for the Fund, each of which would be on substantially the same terms and conditions as the Management Agreement and Subadvisory Agreements for the Predecessor Fund. The Board noted that the Fund invests all of its assets in a series of Institutional Portfolio, whose objective and policies are the same as those of the Fund. The Board Members also considered information that had been provided in connection with approval of each Predecessor Fund’s Management Agreement and Subadvisory Agreements and noted that the initial term of the Management Agreement and Subadvisory Agreements (after which each would continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the Management Agreement and the Subadvisory Agreements for the Predecessor Fund. The Fund Board, including all of the Independent Members, concurred with the conclusions of the Board of the Predecessor Fund and approved the Management Agreement and Subadvisory Agreements.

20	SMASh Series EC Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the SMASh Series EC Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	68

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

SMASh Series EC Fund	21

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

22	SMASh Series EC Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68

Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

SMASh Series EC Fund	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA† Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Frances M. Guggino Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)

				N/A	N/A

24	SMASh Series EC Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund*	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

David Castano Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1971	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)

				N/A	N/A

Matthew Plastina Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1970	Controller	Since 2007

Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

				N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

†	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

SMASh Series EC Fund	25

Schedule of Investments (October 31, 2007)

SMASh SERIES EC PORTFOLIO

Face Amount†	Security	Value

CORPORATE BONDS & NOTES—71.6%
Airlines — 0.2%
35,688	Continental Airlines Inc., 8.388% due 5/1/22	$35,867

Auto Components — 0.8%
150,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	140,250

Automobiles — 7.3%
520,000	Ford Motor Co., Notes, 7.450% due 7/16/31	413,400
860,000	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	786,900

	Total Automobiles	1,200,300

Chemicals — 0.2%
35,000	Georgia Gulf Corp., 10.750% due 10/15/16	27,913

Commercial Banks — 11.3%
100,000	Barclays Capital Cayman Ltd., 6.060% due 3/20/08 (a)(b)	98,411
370,000	First Data Corp., 7.960% due 10/15/14 (b)	357,320
151,880	HSBC Bank PLC, 7.000% due 11/1/11	156,883
	ICICI Bank Ltd., Subordinated Bonds:
270,000	6.375% due 4/30/22 (a)(b)	254,628
200,000	6.375% due 4/30/22 (a)(b)	185,506
	TuranAlem Finance BV, Bonds:
560,000	8.250% due 1/22/37 (a)	508,200
330,000	8.250% due 1/22/37 (a)	304,425

	Total Commercial Banks	1,865,373

Commercial Services & Supplies — 0.3%
60,000	US Investigations Services Inc., 10.500% due 11/1/15 (a)	57,450

Consumer Finance — 16.4%
	Ford Motor Credit Co.:
55,000	Notes, 7.375% due 10/28/09	53,069
	Senior Notes:
330,000	9.875% due 8/10/11	329,755
150,000	8.000% due 12/15/16	139,086
400,000	Ford Motor Credit Co. LLC, Notes, 7.800% due 6/1/12	376,181
	General Motors Acceptance Corp.:
950,000	Bonds, 8.000% due 11/1/31	880,326
200,000	Notes, 6.625% due 5/15/12	179,716
	GMAC LLC:
200,000	6.000% due 4/1/11	182,934
640,000	Senior Notes, 6.000% due 12/15/11	568,343

	Total Consumer Finance	2,709,410

Diversified Financial Services — 0.3%
54,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)	55,945

See Notes to Financial Statements.

26	SMASh Series EC Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount†	Security	Value

Diversified Telecommunication Services — 1.3%
120,000	Level 3 Financing Inc., 9.250% due 11/1/14	$113,700
	Windstream Corp.:
65,000	8.125% due 8/1/13	69,062
30,000	Senior Notes, 8.625% due 8/1/16	32,250

	Total Diversified Telecommunication Services	215,012

Energy Equipment & Services — 0.9%
150,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	146,250

Health Care Providers & Services — 1.3%
	HCA Inc.:
7,000	Senior Notes, 6.500% due 2/15/16	6,011
	Senior Secured Notes:
27,000	9.250% due 11/15/16 (a)	28,485
146,000	9.625% due 11/15/16 (a)(c)	154,760
33,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	30,195

	Total Health Care Providers & Services	219,451

Household Durables — 0.3%
50,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes,
	9.000% due 11/1/11	51,500

Independent Power Producers & Energy Traders — 15.8%
	AES Corp.:
80,000	7.750% due 10/15/15 (a)	80,500
470,000	8.000% due 10/15/17 (a)	476,462
697,000	Senior Notes, 7.750% due 3/1/14	700,485
	Edison Mission Energy, Senior Notes:
10,000	7.000% due 5/15/17 (a)	9,825
20,000	7.200% due 5/15/19 (a)	19,650
10,000	7.625% due 5/15/27 (a)	9,575
	Energy Future Holdings:
150,000	10.875% due 11/1/17 (a)	152,438
850,000	11.250% due 11/1/17 (a)(c)	864,875
	NRG Energy Inc., Senior Notes:
60,000	7.250% due 2/1/14	60,150
30,000	7.375% due 2/1/16	30,000
	TXU Corp., Senior Notes:
200,000	5.550% due 11/15/14	157,001
30,000	6.500% due 11/15/24	22,189
45,000	6.550% due 11/15/34	32,659

	Total Independent Power Producers & Energy Traders	2,615,809

Leisure Equipment & Products — 4.1%
680,000	Eastman Kodak Co., 7.250% due 11/15/13	681,700

See Notes to Financial Statements.

SMASh Series EC Portfolio 2007 Annual Report	27

Schedule of Investments (October 31, 2007) (continued)

Face Amount†	Security	Value

Media — 1.2%
50,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13	$52,375
60,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	60,450
85,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17 (a)	85,425

	Total Media	198,250

Metals & Mining — 1.5%
75,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	82,312
50,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	53,625
105,000	Steel Dynamics Inc., 7.375% due 11/1/12 (a)	105,525

	Total Metals & Mining	241,462

Multiline Retail — 0.5%
30,000	Dollar General Corp., Senior Subordinated Notes,
	11.875% due 7/15/17 (a)(c)	26,625
50,000	Neiman Marcus Group Inc., 7.125% due 6/1/28	48,500

	Total Multiline Retail	75,125

Oil, Gas & Consumable Fuels — 5.4%
50,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	51,250
130,000	Chesapeake Energy Corp., 7.750% due 1/15/15	133,900
	El Paso Corp.:
31,000	Medium-Term Notes, 7.750% due 1/15/32	31,224
600,000	Senior Subordinated Notes, 7.000% due 6/15/17	604,225
	Williams Cos. Inc.:
21,000	Debentures, 7.500% due 1/15/31	22,260
38,000	Notes, 8.750% due 3/15/32	44,460

	Total Oil, Gas & Consumable Fuels	887,319

Paper & Forest Products — 0.3%
50,000	Abitibi-Consolidated Inc., Notes, 8.550% due 8/1/10	44,625

Pharmaceuticals — 0.3%
50,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	42,125

Real Estate Management & Development — 0.7%
170,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)	124,525

Road & Rail — 0.6%
100,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	108,000

Tobacco — 0.3%
50,000	Alliance One International Inc., 8.500% due 5/15/12	50,000

Trading Companies & Distributors — 0.3%
50,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	51,375

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $11,832,932)	11,845,036

See Notes to Financial Statements.

28	SMASh Series EC Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount†		Security	Value

COLLATERALIZED SENIOR LOANS — 5.9%
Diversified Telecommunication Services — 2.9%
500,000		Univision Communications Inc., Term Loan B,
		7.610% due 9/15/14	$474,688

Wireless Telecommunication Services — 3.0%
500,000		Telesat Ganada, Term Loan B, 7.901% due 10/15/14	495,937

		TOTAL COLLATERALIZED SENIOR LOANS
		(Cost — $970,625)	970,625

SOVEREIGN BONDS — 8.5%
Canada — 0.4%
48,898	CAD	Government of Canada, Bonds, 4.000% due 12/1/31	69,979

France — 6.2%
740,000	EUR	Government of France, Bonds, 3.750% due 4/25/17	1,023,406

Germany — 1.9%
219,000	EUR	Bundesrepublik Deutschland, Bonds, 3.750% due 1/4/15	308,170

		TOTAL SOVEREIGN BONDS
		(Cost — $1,338,298)	1,401,555

Shares

CONVERTIBLE PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
600		General Motors Corp.
		(Cost — $15,000)	17,694

Contracts

PURCHASED OPTION — 0.0%
5,000	GBP	Sterling Futures, Call @ $93.00, expires 3/19/08
		(Cost — $0)	0

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $14,156,855)	14,234,910

Face Amount†

SHORT-TERM INVESTMENTS — 18.9%
U.S. Government Agencies — 0.1%
		Federal National Mortgage Association (FNMA), Discount Notes:
15,000		4.716%-5.203% due 3/17/08 (d)(e)	14,760
10,000		4.321% due 3/19/08 (d)	9,836

		Total U.S. Government Agencies
		(Cost — $24,549)	24,596

See Notes to Financial Statements.

SMASh Series EC Portfolio 2007 Annual Report	29

Schedule of Investments (October 31, 2007) (continued)

Face Amount†	Security	Value

Repurchase Agreement — 18.8%
3,100,000	Morgan Stanley tri-party repurchase agreement dated 10/31/07,
	4.750% due 11/1/07; Proceeds at maturity — $3,100,409;
	(Fully collateralized by U.S. government agency obligation,
	6.375% due 6/15/09; Market value — $3,162,000)
	(Cost — $3,100,000)	$3,100,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $3,124,549)	3,124,596
	TOTAL INVESTMENTS — 105.0% (Cost — $17,281,404#)	17,359,506
	Liabilities in Excess of Other Assets — (5.0)%	(825,946)

	TOTAL NET ASSETS — 100.0%	$16,533,560

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Rate shown represents yield-to-maturity.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $17,313,264.

Abbreviations used in this schedule:
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound

See Notes to Financial Statements.

30	SMASh Series EC Portfolio 2007 Annual Report

SMASh Series EC Portfolio

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $14,181,404)	$14,259,506
Repurchase agreement, at value (Cost — $3,100,000)	3,100,000
Foreign currency, at value (Cost — $77,601)	80,134
Cash	133,836
Interest receivable	311,733
Receivable for open forward currency contracts	69,288
Receivable from broker — variation margin on open futures contracts	9,846
Prepaid expenses	442

Total Assets	17,964,785

LIABILITIES:
Payable for securities purchased	1,132,279
Payable for open forward currency contracts	144,177
Unrealized depreciation on swaps	76,100
Payable for swaps	44,990
Trustees’ fees payable	15
Accrued expenses	33,664

Total Liabilities	1,431,225

Total Net Assets	$16,533,560

REPRESENTED BY:
Capital	$16,533,560

See Notes to Financial Statements.

SMASh Series EC Portfolio 2007 Annual Report	31

SMASh Series EC Portfolio

Statement of Operations (For the period ended October 31, 2007†)

INVESTMENT INCOME:
Interest	$343,169

EXPENSES:
Legal fees	27,065
Audit and tax	26,500
Custody fees	215
Insurance	148
Trustees’ fees	64
Miscellaneous expenses	4,175

Total Expenses	58,167
Less: Expense reimbursements (Note 2)	(58,167)

Net Investment Income	343,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(40,777)
Futures contracts	(21,696)
Options written	1,496
Swap contracts	100,465
Foreign currency transactions	(22,929)

Net Realized Gain	16,559

Change in Net Unrealized Appreciation/Depreciation From:
Investments	83,170
Futures contracts	3,449
Swap contracts	(16,225)
Foreign currencies	(71,251)

Change in Net Unrealized Appreciation/Depreciation	(857)

Net Gain on Investments, Futures Contracts, Options Written,
Swap Contracts and Foreign Currency Transactions	15,702

Increase in Net Assets From Operations	$358,871

†	For the period December 27, 2006 (inception date) to October 31, 2007.

See Notes to Financial Statements.

32	SMASh Series EC Portfolio 2007 Annual Report

SMASh Series EC Portfolio

Statement of Changes in Net Assets (For the period ended October 31, 2007†)

2007

OPERATIONS:
Net investment income	$343,169
Net realized gain	16,559
Change in net unrealized appreciation/depreciation	(857)

Increase in Net Assets From Operations	358,871

CAPITAL TRANSACTIONS:
Proceeds from contributions	16,672,248
Value of withdrawal	(497,559)

Increase in Net Assets From Capital Transactions	16,174,689

Increase in Net Assets	16,533,560
NET ASSETS:
Beginning of period	—

End of period	$16,533,560

†	For the period December 27, 2006 (inception date) to October 31, 2007.

See Notes to Financial Statements.

SMASh Series EC Portfolio 2007 Annual Report	33

SMASh Series EC Portfolio

Financial Highlights

For the period ended October 31, unless otherwise noted:

	2007	(1)

Total Return(2)	0.43%

Net Assets, End of Period (000s)	$16,534

Ratios to Average Net Assets:
Gross expenses(3)	1.12	%(4)
Net Expenses(5)(6)	—	(4)
Net investment income	6.61	(4)

Portfolio Turnover Rate	35%

(1)	For the period December 27, 2006 (inception date) to October 31, 2007.

(2)

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Portfolio. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Portfolio’s manager or subadviser. All operating expenses of the Portfolio were reimbursed by the manager, due to an expense reimbursement agreement between the Portfolio and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3)	Gross expenses do not include management fees paid to manager and subadviser. Management fees are paid directly or indirectly by the separate managed account sponsor.

(4)	Annualized.

(5)	Reflects expense reimbursements.

(6)

The Portfolio’s manager has entered into an expense reimbursement agreement with the Portfolio pursuant to which the Portfolio’s manager has agreed to reimburse 100% of the Portfolio’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, taxes and extraordinary expenses.

See Notes to Financial Statements.

34	SMASh Series EC Portfolio 2007 Annual Report

Notes to Financial Statements

1.        Organization and Significant Accounting Policies

SMASh Series EC Portfolio (the “Portfolio”) is a separate investment series of the Master Portfolio Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Portfolio was a separate series of Institutional Portfolio, registered under the 1940 Act and organized as a trust under the laws of the Commonwealth of Massachusetts. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

          (b) Repurchase Agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

          (c) Financial Futures Contracts. The Portfolio may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates as a substitute for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments.

SMASh Series EC Portfolio 2007 Annual Report	35

Notes to Financial Statements (continued)

          The Portfolio recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.

          The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

          (d) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

          The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

          (e) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

36	SMASh Series EC Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

          Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

          (f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

          The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

          Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

          (g) Credit Default Swaps. The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Portfolio may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Portfolio would be effectively add leverage to its portfolio because, in addition to its total net asets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

SMASh Series EC Portfolio 2007 Annual Report	37

Notes to Financial Statements (continued)

          Payments recieved or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

          Entering into a CDS swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

          (h) Credit and Market Risk. The Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

          (i) Foreign Risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

          (j) Other Risks. Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

          (k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

          (l) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share

38	SMASh Series EC Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

2.        Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          The manager and subadvisers do not charge management fees to the Portfolio. However, the Portfolio is an integral part of a separately managed account program, and the Portfolio manager and subadviser will be compensated directly or indirectly by separately managed account program sponsors. If the management fee was charged to the Portfolio a fee of 0.078% of the Portfolio’s daily average net assets could have been imputed. LMPFA provides administrative and certain oversight to the Portfolio. LMPFA delegates to the subad-visers the day-to day portfolio management of the Portfolio.

          LMPFA has entered into an expense reimbursement agreement with the Portfolio, which expires on February 28, 2010, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. During the period ended October 31, 2007, the Portfolio was reimbursed for expenses amounting to $58,167.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Portfolio.

3.        Investments

During the period ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$15,919,259

Sales	1,724,964

          At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$237,188
Gross unrealized depreciation	(190,946)

Net unrealized appreciation	$46,242

          At October 31, 2007, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)

Contracts to Buy:
LIBOR Futures	3	3/08	729,658	733,200	3,542
LIBOR Futures	3	6/08	735,007	734,836	(171)
LIBOR Futures	5	9/08	1,226,336	1,226,414	78

Net Unrealized Gain on Open Futures Contracts					$ 3,449

SMASh Series EC Portfolio 2007 Annual Report	39

Notes to Financial Statements (continued)

          At October 31, 2007, the Portfolio had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)

Contracts to Buy:
Canadian Dollar	69,190	$72,848	11/7/07	$1,665
Euro Currency	750,000	1,085,191	11/7/07	21,316
Euro Currency	229,010	331,359	11/7/07	6,074
Euro Currency	970,000	1,403,514	11/7/07	21,846
Japanese Yen	35,126,700	304,947	11/7/07	10,092
Japanese Yen	35,126,700	308,266	2/12/08	(2,706)
Pound Sterling	135,000	280,379	11/7/07	5,654

				63,941

Contracts to Sell:
Canadian Dollar	69,190	72,848	11/7/07	(6,534)
Canadian Dollar	69,190	72,876	2/12/08	(1,686)
Euro Currency	229,010	331,359	11/7/07	(14,105)
Euro Currency	970,000	1,403,514	11/7/07	(36,289)
Euro Currency	750,000	1,085,191	11/7/07	(26,180)
Euro Currency	750,000	1,086,217	2/12/08	(21,112)
Euro Currency	229,010	331,673	2/12/08	(6,009)
Euro Currency	970,000	1,404,841	2/12/08	(21,708)
Japanese Yen	35,126,700	304,947	11/7/07	2,642
Pound Sterling	135,000	280,379	11/7/07	(2,317)
Pound Sterling	135,000	279,454	2/12/08	(5,532)

				(138,830)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(74,889)

          During the period ended October 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums

Options written, outstanding	—	—
Options written	2	$1,496
Options closed	—	—
Options expired	(2)	(1,496)

Options Written, Outstanding October 31, 2007	—	—

          At October 31, 2007, the Portfolio held the following credit default swap contracts:

Swap Counterparty:	Barclays Bank PLC
Effective Date:	8/15/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$600,000
Payments received by the Fund:	2.75% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Depreciation	$(18,577)

40	SMASh Series EC Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	8/15/00
Referenced Entity:	GMAC
Notional Amount:	$300,000
Payments received by the Fund:	12% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	9/20/08
Unrealized Depreciation	$(17,274)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	3/27/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$900,000
Payments received by the Fund:	2.75% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Depreciation	$(27,865)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	8/7/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$400,000
Payments received by the Fund:	2.75% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Depreciation	$(12,384)

4.        Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of other affiliated Portfolios (collectively, the “Portfolios”) and a number of its then affiliates, including Smith Barney Fund Management Inc. (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Portfolios (the “Managers”), substantially all of the mutual Portfolios then managed by the Managers (the “Defendant Portfolios”), and Board Members of the Defendant Portfolios (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers Portfolios. In addition, according to the complaints, the Managers caused the Defendant Portfolios to pay excessive brokerage commissions to CGM for steering clients towards proprietary Portfolios. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Portfolios by improperly charging Rule 12b-1 fees and by drawing on Portfolio assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Portfolios failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Portfolios’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order

SMASh Series EC Portfolio 2007 Annual Report	41

Notes to Financial Statements (continued)

(1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Portfolios in which none of the plaintiffs had invested and dismissing those Portfolios from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine Portfolios identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified Portfolios, as well as CGM as a distributor for the identified Portfolios (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Portfolios or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of Portfolios, rescission of the Portfolios’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolio or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Portfolio under their respective contracts.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

42	SMASh Series EC Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

5.        Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other Funds that are closed-end Funds of the sources of distributions paid by the Funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Portfolio or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

          The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940

SMASh Series EC Portfolio 2007 Annual Report	43

Notes to Financial Statements (continued)

Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

6.        Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a Portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the Portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio was December 27, 2006 (inception date). At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. The adoption of FIN 48 did not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

44	SMASh Series EC Portfolio 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SMASh Series EC Portfolio, a series of Master Portfolio Trust as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 27, 2006 (inception date) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMASh Series EC Portfolio as of October 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2007

SMASh Series EC Portfolio 2007 Annual Report	45

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held on December 21, 2006, the Board of the Portfolio’s predecessor fund (the “Predecessor Portfolio”), including a majority of the Board Members who were not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a management agreement (the “Management Agreement”) between the Portfolio and the Manager. The Board, including a majority of the Independent Board Members, also approved a subadvisory agreement between the Manager and Western Asset Management Company (“Western Asset”) for the Portfolio and a subadvisory agreement between Western Asset and Western Asset Management Limited Company (“Western Asset Limited,” and, together with Western Asset, the “Subadvisers”) (the “Subadvisory Agreements”). In approving the Management Agreement and Subadvisory Agreements, the Board, including the Independent Board Members, noted that, in addition to a seed money investor, the Portfolio’s sole investor is a series of Citifunds Institutional Trust, who investment objective and policies are the same as those of the Portfolio (the “Feeder Fund”), and considered the factors below.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadvisers the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the Management Agreement and by the Subadvisers under the Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Board Members of the Predecessor Portfolio or other funds managed by the Manager and the Subadvisers, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities, organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the Management Agreement and the Subadvisory Agreements were acceptable.

          The Board Members noted that the Predecessor Portfolio would be organized later in December 2006 and had not commenced full operations. The Board Members therefore did not give consideration to performance history.

          The Board Members gave substantial consideration to the fact that none of the Manager or either Subadviser receives a fee for its advisory services directly from the Portfolio and that the Manager is contractually committed to reimburse all of the Portfolio’s ordinary operating expenses. The Board Members noted that all shareholders of the Feeder Fund would be participants in separately managed account programs that include the Feeder Fund as an investment option and would pay fees to program sponsors for the costs and

46	SMASh Series EC Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

expenses of the programs, including fees for investment advice and portfolio execution, some of which will be paid by the program sponsor, Manager or Subadviser directly or indirectly. The Board noted further that when a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing those assets, including assets that may be invested in the Feeder Fund, except that, in certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s managed account.

          The Board Members noted that the Manager and the Subadvisers have not yet realized profits in respect of their relationships with the Predecessor Portfolio since the Predecessor Portfolio had not commenced full operations. The Board noted that, as described above, the Manager and the Subadvisers expect that their affiliates will benefit from relationships with sponsors of the separately managed account programs that include the Feeder Fund as an investment option.

          The Board Members noted that they expect to receive profitability information on an annual basis.

          The Board also noted other benefits the Manager and Subadvisers would receive in connection with the Management Agreement and the Subadvisory Agreements, including their ability to “leverage” the services of investment professionals that manage other funds and the possibility of earning float income on sales orders and redemption amounts. The Board, including the Independent Trustees, concluded that these potential benefits were consistent with those available to other mutual fund sponsors.

          In light of all of the foregoing, the Board, including all of the Independent Board Members, approved the Management Agreement and the Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the Management Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

          At a meeting held in person on February 6, 2007, the Portfolio’s Board considered the Management Agreement and Subadvisory Agreements for the Portfolio, each of which would be on substantially the same terms and conditions as the Management Agreement and Subadvisory Agreements for the Predecessor Portfolio. The Board Members also considered information that had been provided in connection with approval of each Predecessor Portfolio’s Management Agreement and Subadvisory Agreements and noted that the initial term of the Management Agreement and Subadvisory Agreements (after which each would continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the Management Agreement and the Subadvisory Agreements for the Predecessor Portfolio. The Portfolio Board, including all of the Independent Members, concurred with the conclusions of the Board of the Predecessor Portfolio and approved the Management Agreement and Subadvisory Agreements.

SMASh Series EC Portfolio	47

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 21 through 25 of this report.

48	SMASh Series EC Portfolio

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SMASh Series EC Fund

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Legg Mason Partners Fund
A. Benton Cocanougher	Advisor, LLC
Jane F. Dasher
Mark T. Finn	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
Rainer Greeven	Western Asset Management
Stephen R. Gross	Company Limited
Richard E. Hanson, Jr.
Diana R. Harrington	DISTRIBUTOR
Susan M. Heilbron	Legg Mason Investor Services, LLC
Susan B. Kerley
Alan G. Merten	CUSTODIAN
R. Richardson Pettit	State Street Bank and Trust
Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

SMASh SERIES EC FUND
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

AMXX010550 12/07        SR07-473

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2006 and $0 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $12,000 in 2007. These services consisted of procedures performed in connections with services consisting of procedures performed in connection with the Re-domiciliation of the various reviews of the Prospectus, Supplements, and Consent Issuances related to the N-1A filings for the Legg Mason Partners Funds.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2006 and $0 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee. The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: January 4, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: January 4, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: January 4, 2008